                                                                   EXHIBIT 10.21

                              STANDARD RETAIL LEASE

                         ARTICLE 1.00 BASIC LEASE TERMS

         1.01 PARTIES. This Lease agreement ("Lease") is entered into by and between the following Landlord and Tenant:

Batesville Back Yard Properties, L. L. C. ("Landlord") Back Yard Burgers, Inc., a Delaware corporation ("Tenant")

         1.02 LEASED PREMISES. In consideration of the rents, terms, provisions and covenants of this Lease, Landlord hereby leases, lets and demises to Tenant the following described premises ("leased premises"):

36,000                                                  (Approximate sq. ft)
185 House Carlson Drive                                 (Street address/suite number)
Batesville, MS 38606                                    (City, State, and Zip Code)

         1.03 TERM. Subject to and upon the conditions set forth herein, the term of this Lease shall commence fifteen (15) days after the date on which Landlord delivers written notice to Tenant that the Leased Premises are ready for possession (hereinafter referred to as "Possession Date") or the date on which Tenant opens for business; whichever event occurs first ("commencement date"), and shall terminate one hundred eighty (180) months thereafter.

         1.04 BASE RENT OPTIONS AND SECURITY DEPOSIT. Tenant options available for years 16, 21, 26 & 31. Base rent is $ *(see below) per month. Security deposit is $ 8,000.00.

                  A.

 *BASE RENT                PER YEAR              MONTHLY BASE RENT
 ----------                --------              -----------------
Years 1 thru 3:           $ 96,600.00                $ 8,050.00
Years 4 thru 15:          $100,800.00                $ 8,400.00

OPTIONS:
Years 16 thru 20:         $134,164.80                $11,180.40
Years 21 thru 25:         $147,581.28                $12,298.44
Years 26 thru 30:         $162,339,41                $13,528.28
Years 31 thru 35:         $178,573.35                $14,881.11

                  B.       ADJUSTMENT OF RENT - TOTAL PROJECT COSTS

                           1. The Base Rental amount set forth above is based upon the sum of (i) 11.5% of the land value of $350,000 and (ii) 11.5% of the estimated Total Project cost (defined hereafter) estimated to be approximately $490,000.00. Beginning in year four this rate is adjusted to 12%. Total Project Cost shall be defined as the sum of the Hard Cost and Soft Cost. "Hard Cost" shall include the cost of construction of the improvements in accordance with the Site Plan and the Plans, which shall include the building, site work, utility connections and installation, building storage tanks and installation, and landscaping, and any other development cost approved in writing by Tenant. "Soft Cost" shall include the reasonable cost of construction interest and financing, engineering fees, architectural fees, surveying fees and permit and tap fees.

                           2. If actual Total Project costs, (which may be verified by Tenant at its option, at any time during the term of the Lease Agreement by examination of actual invoices, billings, closing statements, construction draws, etc.) shall be more or less than the estimated Total Project Costs, then the annual Base Rent amount set forth above, shall be adjusted up or down, as appropriate, by an amount equal to 11.5% of the adjusted costs.

                  C. No additional Soft Cost incurred by Landlord after the Lease Commencement Date shall be included in Total Project Costs. The parties agree that the final Base Rent amount as will be determined by the formula set forth above.

         1.05 ADDRESSES.

        Landlord's Address:                             Tenant's Address:
Batesville Back Yard Properties, L.L.C.         Back Yard Burgers, Inc.
Attention: Michael W. Myers                     Attention: Michael G. Webb, CPA, CFO
1657 N. Shelby Oaks Drive, Suite 105            1657 N. Shelby Oaks Drive, Suite 105
Memphis, TN 38134                               Memphis, Tennessee  38134
                                                Business Phone: (901) 367-0888

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         1.06 PERMITTED USE. OPERATION OF A BACK YARD BURGERS FAST FOOD
RESTAURANT

         1.07 TENANT'S TRADE NAME. Back Yard Burgers

         1.08 PERCENTAGE RENT. 0 % of gross sales

                                ARTICLE 2.00 RENT

         2.01 BASE RENT. Tenant agrees to pay monthly as base rent during the term of this Lease the sum of money set forth in section 1.04 of this Lease, which amount shall be payable to Landlord at the address shown above. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Tenant for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date or completion date during the term of this Lease; provided, if the commencement date or the completion date should be a date other than the first day of a calendar month, the monthly rent set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Tenant shall pay, as additional rent, all other sums due under this Lease.

         2.02 OPERATING EXPENSES. Tenant agrees to pay $1,500.00 annually to Developer to cover its total portion of Common Area Development cost to maintain the development located adjacent to its property.

         2.03 DEFINITION OF OPERATING EXPENSES - N/A

         2.04 LATE PAYMENT CHARGE. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Landlord on or before the tenth day of the month for which the rent is due, or if any other payment due Landlord by Tenant is not received by Landlord on or before the tenth day of the month next following the month in which Tenant was invoiced, a late payment charge of five percent of such past due amount shall become due and payable in addition to such amounts owed under this Lease.

         2.05 INSURANCE IN INSURANCE PREMIUMS - N/A

         2.06 SECURITY DEPOSIT. The security deposit set forth above shall be held by Landlord for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that the security deposit shall not be considered an advance payment of rental or a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of any event of default by Tenant or breach by Tenant of Tenant's covenants under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Landlord to Tenant upon termination of this Lease. If any portion of the security deposit is so used or applied, Tenant shall upon ten days written notice from Landlord, deposit with Landlord by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

         2.07 HOLDING OVER. In the event that Tenant does not vacate the leased premises upon the expiration or termination of this Lease, Tenant shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord as base rental for the period of such holdover an amount equal to 150% of the base rent which would have been payable by Tenant had the holdover period been a part of the original term of this Lease. Tenant agrees to vacate and deliver the leased premises to Landlord upon Tenant's receipt of notice from Landlord to vacate. The rental payable during the holdover period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend the term of this Lease.

         2.08 PERCENTAGE RENT - N/A

         2.09 GROSS SALES - N/A

         2.10 BOOKS AND RECORDS - N/A

         2.11 AUDIT - N/A

                         ARTICLE 3.00 OCCUPANCY AND USE

         3.01 USE. Tenant warrants and represents to Landlord that the leased premises shall be used and occupied only for the purpose of retail sales as set forth in section 1.06 and shall conduct business only under the trade name set forth in section 1.08. Tenant shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Tenant shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other Tenant in its normal business operations or Landlord in its management of the building or shopping center. Tenant shall neither permit any waste on the leased premises nor allow the leased premises to be used in any way which would, in the opinion of Landlord, be

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extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building.

         3.02 SIGNS. Tenant shall not, without Landlord's prior written consent, make any changes to the store front; install any exterior lighting, decorations or paintings; or erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the leased premises, excepting only dignified displays of customary type for its display windows, which shall be maintained in a neat and attractive condition. All signs, lettering, placards, window displays, decorations and advertising media shall conform in all respects to the sign criteria for the shopping center from time to time established by Landlord in the exercise of its sole discretion, and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance. All signs shall be kept in good condition and in proper operating order at all times. Tenant agrees that no other sign (mobile or stationary) of any description shall be erected, placed or painted in or about the leased premises. Tenant shall, at Tenant's expense, remove all signs at the termination of this Lease, and the installation and removal shall be in such manner as to avoid injury, defacement or overloading of the building or other improvements.

         3.03 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Tenant, at Tenant's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over the use, condition or occupancy of the leased premises. Tenant will comply with the rules and regulations of the building adopted by Landlord, which are set forth on a schedule attached to this Lease. Landlord shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the leased premises. All changes and amendments to the rules and regulations of the building will be sent by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant.

         3.04 WARRANTY OF POSSESSION. Landlord warrants that it has the right and authority to execute this Lease, and Tenant, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the leased premises during the full term of this Lease as well as any extension or renewal thereof. Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the leased premises.

         3.05 INSPECTION. Landlord or its authorized agents shall at any and all reasonable times have the right to enter the leased premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord, to show the leased premises to prospective purchasers or tenants, and to alter, improve or repair the leased premises or any other portion of the building. Tenant hereby waives any claim for damages for injury or inconvenience to or interference with Tenant's business, any loss of occupancy or use of the leased premises, and any other loss occasioned thereby. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the leased premises. Tenant shall not change Landlord's lock system or in any other manner prohibit Landlord from entering the leased premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door in an emergency without liability therefor.

         3.06 CONTINUOUS OCCUPANCY. Tenant shall not at any time leave the leased premises vacant, but shall in good faith continuously throughout the term of this Lease conduct and carry on in the entire leased premises the type of business for which the leased premises are leased. Tenant shall operate its business in an efficient, high class and reputable manner with adequate personnel in attendance and with complete lines of merchandise, adequately stocked, so as to produce the maximum amount of sales from the leased premises, and shall, except during reasonable periods for repairing, cleaning and decorating, keep the leased premises open to the public for business on all days and during all hours (including evenings) established by Landlord from time to time as store hours for the shopping center and during any other hours when the shopping center generally is open to the public for business, except to the extent Tenant may be prohibited from being open for business by applicable law, ordinance or governmental regulations.

         3.07 PROHIBITED SALES. Tenant shall not conduct within the leased premises any fire, auction, bankruptcy, going-out-of-business, lost-our-lease, or similar sales, operate within the leased premises a wholesale or factory outlet store, a cooperative store, a second hand or sample store, a surplus store or a store commonly referred to as a discount house.

         3.08 PROHIBITED ACTS. Tenant shall not permit any objectionable or unpleasant odors to emanate from the leased premises, place or permit any radio, television, loud-speaker or amplifier on the roof or outside the leased premises or where the same can be seen or heard from outside the building, place any antenna, awning or other projection on the exterior of the leased premises, or do anything which would tend to injure the reputation of the shopping center.

         3.09 MERCHANTS ASSOCIATION - N/A

         3.10 COMMON AREAS. The common areas are part of the shopping center designated by Developer from time to time for the common use of all tenants, including, among other facilities, parking areas, sidewalks, landscaping, curbs, loading areas, private streets and alleys, lighting facilities, hallways, malls, restrooms, and other areas and improvements provided by Developer, all of which are subject to Developer sole management and control and shall be operated and maintained in such manner as Developer, in its discretion, shall determine. Tenant and its employees, customers, subtenants, licensees and concessionaires shall have the non-exclusive right and license to use the common areas as constituted from time to time, such use to be in common with Developer, other tenants of the shopping center and other persons permitted by Developer to use the same, and subject to such reasonable rules and regulations governing use as Developer may from time to time prescribe, including the designation of specific areas within the shopping center or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees, and concessionaires shall be parked. Tenant shall not solicit business, store or display merchandise or other

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property within the common areas without the prior written consent of the
Developer. Developer may temporarily close any part of the common areas for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations. To facilitate the development of the shopping center, Tenant shall grant or join in executing such grants, licenses, easements or consents or such other documents or instruments necessary for the continued development of the shopping center.

         3.11 RELATIONSHIP OF LANDLORD AND TENANT. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rental, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

                       ARTICLE 4.00 UTILITIES AND SERVICE

         4.01 BUILDING SERVICES. Landlord shall provide normal utility service connections to the building. Tenant shall pay the cost of all utility services, including, but not limited to, initial connection charges, all charges for gas, electricity, water, sanitary and storm sewer service, and for all electric lights, lamps or tubes. However, Landlord may, at Landlord's sole discretion, provide one or more utility services to the leased premises, in which event Tenant agrees to pay to Landlord its pro rata share of the costs of such utilities or services as set forth in sections 2.02 and 2.03. Tenant shall pay all costs caused by Tenant introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for such pollutants or solids. Tenant shall be responsible for the installation and maintenance of dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps, or similar devices as may be required by any governmental authority for Tenant's use of the sanitary sewer system. Landlord may, in its sole discretion, provide additional services or utilities not enumerated herein. Failure by Landlord to any extent provide these defined services or any other services not enumerated, or any cessation thereof, shall not render Landlord liable in any respect for damages to either person or property, be construed as an eviction of Tenant, work an abatement of rent or relieve Tenant from fulfillment of any covenant in this Lease. Should any of the equipment or machinery break down, or for any cause cease to function properly, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate of rent on account of any interruption of service occasioned from the repairs. Landlord reserves the right from time to time to make changes in the utilities and services provided by Landlord to the building or shopping center.

         4.02 THEFT OR BURGLARY. Landlord shall not be liable to Tenant for losses to Tenant's property or personal injury caused by criminal acts or entry by unauthorized persons into the leased premises or the building.

                      ARTICLE 5.00 REPAIRS AND MAINTENANCE

         5.01 LANDLORD REPAIRS. Landlord shall not be required to make any improvements, replacements or repairs of any kind or character to the leased premises or the project during the term of this Lease except as are set forth in this section.

         5.02 TENANT REPAIRS. Tenant shall, at its sole cost and expense, maintain all other parts of the leased premises, and building, parking and landscaped areas in good repair and condition, including, but not limited to, maintenance, improvements, and replacements thereof, landscaping, parking lot, all exterior lights, heating, ventilating, and air conditioning systems, plumbing and electrical systems, downspouts, storefronts, fire sprinkler system, dock bumpers, and any and all other repairs or maintenance necessary for any portion or part of the exterior and interior of the leased premises. If Tenant fails to make the repairs or replacements promptly as required herein, Landlord may, at its option, make the repairs and replacements and the costs of such repairs and replacements shall be charged to Tenant as additional rent and shall become due and payable by Tenant within ten days from receipt of Landlord's invoice.

         5.03 REQUEST FOR REPAIRS. All requests for repairs or maintenance that are the responsibility of Landlord pursuant to any provision of this Lease must be made in writing to Landlord at the address in section 1.05.

         5.04 TENANT DAMAGES. Tenant shall not allow any damage to be committed on any portion of the leased premises or building, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver the leased premises to Landlord in as good condition as existed at the commencement date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the leased premises shall be borne by Tenant.

         5.05 MAINTENANCE CONTRACT. Tenant shall, at its sole cost and expense, during the term of this Lease maintain a regularly scheduled preventive maintenance/service contract with a maintenance contractor for the servicing of all hot water, heating and air conditioning systems and equipment within the leased premises. The maintenance contractor and contract must be approved by Landlord and must include all services suggested by the equipment manufacturer.

                    ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

         6.01 LANDLORD IMPROVEMENTS. Landlord will complete the construction of the improvements to the leased premises in accordance with plans and specifications agreed to by Landlord and Tenant, which plans and specifications are made a part of this Lease by reference. Within seven days of receipt of plans and specifications, Tenant shall execute a copy of the plans and specifications and, if applicable, change orders setting forth the amount of any costs to be borne by Tenant. In the event Tenant fails to execute the plans and specifications and change order within the seven-day period, Landlord may, at its sole option, declare this Lease canceled or notify Tenant that the base rent shall commence on the completion date even though the improvements to be constructed by Landlord may not be complete. Any changes or

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modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Landlord and Tenant and shall constitute an amendment to this Lease.

The Leased premises will be connected, at Landlord's expense subject to reimbursement of rent as described in Article 1.04, to a public sanitary sewer, water supply, storm sewer, electricity and gas, which must in Tenant's sole judgment, be adequate to serve all of the needs of the Tenant in the operation of the restaurant. Landlord warrants that Tenant shall have shared use and access of said sanitary sewer and other utilities for the full term of this Lease Agreement and any extensions hereof, subject to Tenant property use and payment by Tenant for sewer and utility services.

Tenant and Landlord shall mutually have the sole right to approve the ultimate contractor who will construct the Improvements, and Tenant shall be furnished copies of all contracts, bids, estimates, change orders and contract amendments entered into or received by Landlord. All change orders shall be subject to Tenant's written approval.

Tenant shall, at all times, have the right to inspect the progress of construction of the Improvement. If Tenant shall give Landlord notice of faulty construction or any other deviation from the Plans and Site Plan, Landlord agrees to cause its contractors and/or sub-contractors to promptly make appropriate corrections, which shall not increase project costs or rent to Tenant, except for change orders approved in writing by Tenant. All such work shall be completed in a good and workmanlike manner, according to the Plans and Site Plan, and in accordance with the applicable laws, ordinances and licensing and consent requirements and in compliance with the covenants of the Lease.

Landlord shall promptly and diligently, after the execution of this Lease Agreement, proceed to obtain all necessary governmental permits and approvals for the construction and development contemplated in this Lease Agreement. If said permits and approvals are not obtained within twenty (20) days of the execution of this Lease Agreement, then Tenant shall have the right and option to obtain such permits and approvals.

The costs of causing the Plans and Site Plan to conform to local and state codes, and obtaining all permits and approvals (whether by Landlord or Tenant) shall be borne by Landlord and included in the rent as described in Article 1.04 B-2. Provided however, if Landlord shall be unable to ultimately obtain all governmental permits and approvals after using its best effort to do so, and either Landlord or Tenant shall choose to shall have the right to terminate this Lease Agreement, each shall not be responsible for any costs incurred by the other.

On or after the thirtieth (30th) day prior to the estimated Delivery Date, Tenant shall have the right and privilege to receive, store, and install its trade fixtures in or on the Leased Premises, provided, however, that receiving, storing and installing of such, shall be in a manner that will not interfere with completion of Landlord's work. It is expressly agreed that such action by Tenant shall not constitute acceptance of Leased Premises as being Ready for Occupancy as required herein, and Landlord shall have no liability for any damage to, or loss of, said trade fixtures.

On the Possession Date, Tenant shall be deemed to have taken possession of the Leased Premises and accepted same in its then present "As Is" condition, except for completion of the Punch List items.

         6.02 TENANT IMPROVEMENTS. Tenant shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Landlord, which consent may in the sole and absolute discretion of Landlord be denied. Any alterations, physical additions or improvements to the leased premises made by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease; provided, however, Landlord, at its option, may require Tenant to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Tenant took possession, all costs of removal and/or alterations to be borne by Tenant. This clause shall not apply to moveable equipment or furniture owned by Tenant, which may be removed by Tenant at the end of the term of this Lease if Tenant is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interests of Landlord and such removal can be accomplished without material change to the leased premises. Upon completion of any such work by Tenant, Tenant shall provide Landlord with "as built plans", copies of all construction contracts and proof of payment for all labor and materials. To defray Landlord's costs associated with the approval and oversight of Tenant's Improvements and to confirm that such improvements are in accordance with the terms of this Lease and complies with all applicable codes and ordinances, Tenant shall pay to Landlord a construction management fee equal to ten percent (10%) of the cost of such improvements. Such fee shall be paid one-half prior to commencement of such improvements and one-half upon completion thereof.

         6.03 MECHANICS LIEN. Tenant will not permit any mechanic's or materialman's lien(s) or other lien to be placed upon the leased premises or the building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the leased premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's or other lien against the leased premises. In the event any such lien is attached to the leased premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, obtain the release of or otherwise discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as additional rent.

                       ARTICLE 7.00 CASUALTY AND INSURANCE

         7.01 SUBSTANTIAL DESTRUCTION. If the leased premises should be totally destroyed by fire or other casualty, or if the leased premises should be damaged so that rebuilding cannot reasonably be completed within ninety working days after the date of written notification by Tenant to Landlord of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the

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date of the written notification.

         7.02 PARTIAL DESTRUCTION. If the leased premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within ninety working days from the date of written notification by Tenant to Landlord of the destruction, this Lease shall not terminate, and Tenant shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Tenant fails to complete the necessary repairs or rebuilding within ninety working days from the date of written notification by Landlord to Tenant of the destruction, Landlord may at its option terminate this Lease by delivering written notice of termination to Tenant, whereupon all rights and obligations under this Lease shall cease to exist.

         7.03 PROPERTY INSURANCE. Tenant shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to at least ninety percent of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Landlord shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Tenant upon or within the leased premises, any fixtures installed or paid for by Tenant upon or within the leased premises, or any improvements which Tenant may construct on the leased premises. Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord even though the cost of such insurance is borne by Tenant set forth as in Article 2.00.

         7.04 WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property within the building, by reason of fire or the elements, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees. Landlord and Tenant agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

         7.05 TENANT'S HOLD HARMLESS. Landlord shall not be liable to Tenant's employees, agents, invitees, licensees or visitors, or to any other person, for any injury to person or damage to property on or about the leased premises caused by any act or omission of Tenant, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Tenant, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Landlord (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises. Tenant agrees to indemnify and hold harmless Landlord of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

         7.05(a) LANDLORD'S HOLD HARMLESS. Tenant shall not be liable to Landlord's employees, agents, invitees licensees or visitors, or to any other person, for any injury to person or damage to property on or about the leased premises caused by the negligence or misconduct of Landlord, its agents, servants or employees, or any other person entering upon the Leased Premises under express or implied invitation of Landlord. Landlord agrees to indemnify and hold harmless Tenant of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

         7.06 LIABILITY INSURANCE. Tenant shall, at its sole expense, maintain at all times during the term of this Lease commercial general liability insurance with respect to the leased premises and the conduct or operation of Tenant's business therein, naming Landlord as an additional insured, with limits of not less than $2,000,000.00 for death or bodily injury to any one or more persons in a single occurrence and $500,000.00 for property damage. Tenant shall deliver a certificate of such insurance to Landlord on or before the commencement date and thereafter from time to time upon request.

                        ARTICLE 8.00 HAZARDOUS SUBSTANCES

             TENANT'S RESPONSIBILITY REGARDING HAZARDOUS SUBSTANCES

(1) HAZARDOUS SUBSTANCES. The term "Hazardous Substances," as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

(2)      TENANT'S RESTRICTIONS. Tenant shall not cause or permit to occur:

         (a) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the leased premises, or arising from Tenant's use or occupancy of the leased premises, including, but

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         not limited to, soil and ground water conditions; or

         (b) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the leased premises, or the transportation to or from the Leased Premises of any Hazardous Substance, except as specifically disclosed on Exhibit "F" to this Lease.

(3)      TENANT'S OBLIGATIONS.

         (a) Tenant shall, at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws").

         (b) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities or Authority") under the Laws.

         (c) Should any Authority or any third party demand that a cleanup plan be prepared and that a cleanup be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the leased premises, or which arises at any time from Tenant's use or occupancy of the leased premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such cleanup plans.

         (d) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this section within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the leased premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this section.

         (e) Tenant's obligations and liabilities under this section shall survive the expiration of this Lease.

(4)      TENANT'S INDEMNITY.

         (a) Tenant shall indemnify, defend, and hold harmless Landlord, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the leased premises, or which arises at any time from Tenant's use or occupancy of the leased premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.

         (b) Tenant's obligations and liabilities under this section shall survive the expiration of this Lease.

                            ARTICLE 9.00 CONDEMNATION

         9.01 SUBSTANTIAL TAKING. If all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which it is then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant shall have no claim to the condemnation award or proceeds in lieu thereof.

         9.02 PARTIAL TAKING. If a portion of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in section 9.01 above, Landlord shall at Landlord's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award or proceeds in lieu thereof.

                      ARTICLE 10.00 ASSIGNMENT OR SUBLEASE

         10.01 LANDLORD ASSIGNMENT. Landlord shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building. Any such sale, transfer or assignment shall operate to release Landlord from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

         10.02 TENANT ASSIGNMENT. Tenant shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (including without limitation by transfer of a majority interest of stock, merger, or dissolution, which transfer of majority interest of stock, merger or dissolution shall be deemed an assignment) or mortgage or pledge the same, or sublet the leased premises, in whole or in part, without the prior written consent of Landlord, and in no event shall any such assignment or sublease ever release Tenant or

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any guarantor from any obligation or liability hereunder. No assignee or subtenant of the leased premises or any portion thereof may assign or sublet the leased premises or any portion thereof.

         10.03 CONDITIONS OF ASSIGNMENT. If Tenant desires to assign or sublet all or any part of the leased premises, it shall so notify Landlord at least thirty days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease and such information as Landlord might request concerning the proposed subtenant or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed subtenant or assignee. Within fifteen days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed subtenant or assignee, Landlord shall have the following options: (1) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or subtenant under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Tenant shall pay to Landlord all such excess rent and other excess consideration within ten days following receipt thereof by Tenant; or (2) refuse, in its sole and absolute discretion and judgment, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Landlord gives Tenant written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the leased premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the leased premises to secure payment of such sums. Any collection, directly by Landlord from the assignee or subtenant, shall not be construed to constitute a novation or a release of Tenant or any guarantor from the further performance of its obligations under this Lease. As a condition to the review of any assignment or sublease, Tenant shall deliver to Landlord or Landlord's manager, as the case may be, a non-refundable fee of $500.00 to defray the administrative costs with respect thereto. In addition, all legal fees and expenses incurred by Landlord or its manager in connection with the review of Tenant's requested assignment or sublease together with any legal fees and disbursements incurred in the preparation and/or review of any documentation required by the requested assignment or sublease, shall be the responsibility of Tenant and shall be paid by Tenant within five (5) days of demand for payment thereof. The non-refundable fee and legal expenses incurred as described herein will be due and payable regardless of whether or not Landlord approves the assignment or sublease as requested by Tenant.

         10.03 (a) CONDITIONS OF ASSIGNMENT. Anything in Article 9.00 Assignment or Sublease to the contrary notwithstanding, Tenant shall have the right to assign this Lease or sublet the Leased Premises without the consent of the Lessor to (a) an affiliate or subsidiary of Tenant, (b) an entity with which Tenant is merged or consolidated, or (c) an entity which purchases substantially all of Tenant's assets by stock purchase or otherwise, provided such assignee or subtenant shall continue to use the Leased Premises for the same purposes and in substantially the same manner as Tenant, and provided further that the asignee's or subtenant's financial strength meets Landlord's financial requirements. Tenant must give Landlord thirty (30) days written notice of such assignment or sublease as set forth herein. No such assignment or subletting shall be construed to constitute a novation or release Tenant from any obligation or liability under this Lease unless such release shall be in writing and signed by Landlord. No such assignee or sublessee may assign or sublet the Leased Premises or any portion thereof without the prior written consent of Landlord.

         10.04 SUBORDINATION. Tenant accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or project and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or project. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the leased premises, and Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the leased premises, Tenant shall be bound to the transferee (sometimes called the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by the Purchaser, Tenant agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Landlord.

         10.05 ESTOPPEL CERTIFICATES. Tenant agrees to furnish, from time to time, within ten days after receipt of a request from Landlord or Landlord's mortgagee, a statement certifying, if applicable, the following: Tenant is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Tenant claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Landlord; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee. Tenant's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease, and that Landlord has not received more than one month's rent in advance.

                               ARTICLE 11.00 LIENS

         11.01 - N/A\

         11.02 - N/A

                       ARTICLE 12.00 DEFAULT AND REMEDIES

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         12.01 DEFAULT BY TENANT. The following shall be deemed to be events of default by Tenant under this Lease: (1) Tenant shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease; (2) Tenant shall abandon any substantial portion of the leased premises; (3) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within ten days after written notice to Tenant; (4) Tenant shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant; or Tenant shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or (5) Tenant shall do or permit to be done any act which results in a lien being filed against the leased premises or the building and/or project of which the leased premises are a part.

         12.02 REMEDIES FOR TENANT'S DEFAULT. Upon the occurrence of any event of default set forth in this Lease, Landlord shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand. (1) Landlord may enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages, and relet the leased premises on behalf of Tenant and receive the rent directly by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the leased premises; further, Tenant agrees to reimburse Landlord for any expenditures made by it in order to relet the leased premises, including, but not limited to, remodeling and repair costs. (2) Landlord may enter upon the leased premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease; further, Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Lease caused by the negligence of Landlord or otherwise. (3) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the leased premises to Landlord, and if Tenant fails to surrender the leased premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer by reason of the termination of this Lease under this section, whether through inability to relet the leased premises on satisfactory terms or otherwise. Notwithstanding any other remedy set forth in this Lease, in the event Landlord has made rent concessions of any type or character, or waived any base rent, and Tenant fails to take possession of the leased premises on the commencement or completion date or otherwise defaults at any time during the term of this Lease, the rent concessions, including any waived base rent, shall be canceled and the amount of the base rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted. A rent concession or waiver of the base rent shall not relieve Tenant of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under section 2.02. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Landlord only by mailing or delivering written notice of such termination to Tenant, and no other act or omission of Landlord shall be construed as a termination of this Lease.

                            ARTICLE 13.00 RELOCATION

         13.01 RELOCATION OPTION - N/A

         13.02 EXPENSES - N/A

                            ARTICLE 14.00 DEFINITIONS

         14.01 ABANDON. "Abandon" means the vacating of all or a substantial portion of the leased premises by Tenant, whether or not Tenant is in default of the rental payments due under this Lease.

         14.02 ACT OF GOD OR FORCE MAJEURE. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Landlord and which by the exercise of due diligence Landlord is unable, wholly or in part, to prevent or overcome.

         14.03 BUILDING OR PROJECT. "Building" or "project" or "shopping center" as used in this Lease means the building or project or shopping center described in section 1.02, including the leased premises and the land upon which the leased premises are situated.

         14.04 COMMENCEMENT DATE. "Commencement date" shall be the date set forth in section 1.03. The commencement date shall constitute the commencement of the term of this Lease for all purposes, whether or not Tenant has actually taken possession.

         14.05 COMPLETION DATE. "Completion date" shall be the date on which the improvements erected and to be erected upon the leased premises shall have been completed in accordance with the plans and specifications described in article
6.00. The commencement of the term of this Lease for all purposes shall be as stated in Article 1.03, whether or not Tenant has actually taken possession. Landlord shall have a reasonable time after delivery of the notice in which to take such corrective action as may be necessary and shall notify Tenant in writing as soon as it deems such corrective action has been completed and the improvements are ready for occupancy. Upon completion of construction, Tenant shall deliver to Landlord a letter accepting the leased premises as suitable for the purposes for which they are let. Whether or not Tenant has executed such letter of acceptance, taking possession of the leased premises by Tenant shall be deemed to establish conclusively that the

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improvements have been completed in accordance with the plans and specifications, are suitable for the purposes for which the leased premises are let, and that the leased premises are in good and satisfactory condition as of the date possession was so taken by Tenant, except for latent defects, if any.

         14.06 SQUARE FEET. "Square Feet" or "square foot" as used in this Lease includes the area contained within the leased premises.

                           ARTICLE 15.00 MISCELLANEOUS

         15.01 WAIVER. Failure of Landlord to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more the remedies set forth in article 12.00 above shall not preclude pursuit of any one or more the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Landlord by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Landlord to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

         15.02 ACT OF GOD. Landlord shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Tenant, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by Tenant.

         15.03 ATTORNEY'S FEES. In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, Tenant agrees to pay Landlord's costs of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

         15.04 SUCCESSOR. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Landlord's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Tenant hereunder agrees to attorn to the then owner of the leased premises.

         15.05 RENT TAX. If applicable in the jurisdiction where the leased premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.

         15.06 CAPTIONS. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

         15.07 NOTICE. All rent and other payments required to be made by Tenant shall by payable to Landlord at the address set forth in section 1.05. All payments required to be made by Landlord to Tenant shall be payable to Tenant at the address set forth in section 1.05, or at any other address within the United States as Tenant may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when sent by either: a) certified mail, return receipt requested, in which case notice shall be deemed delivered upon deposit in the United States Mail, postage prepaid; or
b) sent by overnight delivery using a nationally recognized overnight courier in which case, it shall be deemed delivered one business day after deposit with such courier. All notices shall be sent to the parties at the respective addresses set forth in section 1.05. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, IN NO EVENT SHALL NOTICE BY FACSIMILE TRANSMISSION BE PROPER NOTICE UNDER THE TERMS OF THIS LEASE.

         15.08 SUBMISSION OF LEASE. Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Landlord and Tenant.

         15.09 CORPORATE AUTHORITY. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Tenant.

         15.10 PARTNERSHIP AUTHORITY. If Tenant executes this Lease as a general or limited partnership, each person executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly authorized and existing partnership, that, if applicable, Tenant is qualified to do business in the state where the leased premises are located, that the partnership has full right and authority to enter into this Lease, and that each person signing on behalf of the partnership is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Tenant. Tenant, shall additionally deliver a copy of its partnership agreement,

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and if a limited partnership, a copy of its certificate of limited partnership.
The party executing the Lease on behalf of Tenant, if a corporate managing general partner or general partner, shall additionally deliver 1) a corporate resolution authorizing execution of this Lease and confirming the authority of those executing this Lease, 2) certified Articles of Incorporation, 3) a certificate of existence and good standing from the State of Tennessee or if such party is not incorporated in Tennessee, a certificate of existence and good standing from such party's state of incorporation and a certificate evidencing such party's authority to do business in the State of Tennessee.

         15.11 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         15.12 LANDLORD'S LIABILITY. If Landlord shall be in default under this Lease and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the building as the same may then be encumbered and neither Landlord nor any person or entity comprising Landlord shall be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord nor any person or entity comprising Landlord other than its interest in the building as herein expressly provided.

         15.13 INDEMNITY. Landlord agrees to indemnify and hold harmless Tenant from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Landlord. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Tenant.

              ARTICLE 16.00 AMENDMENT AND LIMITATION OF WARRANTIES

         16.01 ENTIRE AGREEMENT. IT IS EXPRESSLY AGREED BY TENANT, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

         16.02 AMENDMENT. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LANDLORD AND TENANT.

         16.03 LIMITATION OF WARRANTIES. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

                         ARTICLE 17.00 OTHER PROVISIONS

17.02 Tenant's Plans and Specifications, Exhibit "B"

17.04 Site Plan Indicating Leased Premises, Exhibit "D"

17.06 All exhibits attached hereto are incorporated herein by this reference. Provided, however, in the event that at the time of execution of this Lease any exhibits are incomplete, the parties shall use their best efforts to complete such exhibits at the earliest possible date.

                            ARTICLE 18.00 SIGNATURES

SIGNED this 1st day of May, 2002.

               LANDLORD                                                TENANT
Batesville Back Yard Burgers, LLC                Back Yard Burgers, Inc., a Delaware corporation

By: /s/ Michael W. Myers                         By: /s/ Lattimore M. Michael
   -----------------------------------              --------------------------------------------------

    Michael W. Myers, President                      Lattimore M. Michael, CEO
   -----------------------------------              --------------------------------------------------
        (Type Name and Title)                                  (Type Name and Title)

     R-186